                                                                    EXHIBIT 99.1

--------------------------------------------------------------------------------
     THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., EASTERN STANDARD TIME, ON NOVEMBER 4, 2002, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., EASTERN STANDARD TIME, ON NOVEMBER 1, 2002.
--------------------------------------------------------------------------------


                              LETTER OF TRANSMITTAL
                          FOR TENDER AND IN RESPECT OF
                10 3/8% SENIOR NOTES DUE 2007, CUSIP NO. 27876MAB1
                                       OF
                         ECHOSTAR BROADBAND CORPORATION
                                 IN EXCHANGE FOR
                          10 3/8% SENIOR NOTES DUE 2007
                                       OF
                            ECHOSTAR DBS CORPORATION
              PURSUANT TO THE PROSPECTUS DATED SEPTEMBER 27, 2002


                                 Exchange Agent:
                         U.S. BANK NATIONAL ASSOCIATION

                                   ----------

                       To: U.S. Bank National Association

                                   ----------


                             FACSIMILE TRANSMISSION:
                                 (651) 244-1537


                            CONFIRM BY TELEPHONE TO:
                                 (800) 934-6802

                                   ----------

                    BY MAIL/HAND DELIVERY/OVERNIGHT DELIVERY:


                         U.S. Bank National Association
                         Attn: Specialized Finance Group
                              180 East Fifth Street
                            St. Paul, Minnesota 55101


DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT
                          CONSTITUTE A VALID DELIVERY.

         The undersigned acknowledges receipt of the Prospectus dated September 27, 2002 (the "Prospectus") of EchoStar DBS Corporation, a Colorado corporation (the "EDBS"), and this Letter of Transmittal for 10 3/8% Senior Notes due 2007 which may be amended from time to time (this "Letter"), which together constitute the EDBS's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 10 3/8% Senior Notes due 2007 (the "EDBS Notes") for each $1,000 in principal amount of EchoStar Broadband Corporation's ("EBC") outstanding 10 3/8% Senior Notes due 2007 (the "EBC Notes").

         The undersigned has completed, executed and delivered this Letter to indicate the action he or she desires to take with respect to the Exchange Offer.

         All holders of EBC Notes who wish to tender their EBC Notes must, prior to the Expiration Date: (1) complete, sign, date and deliver this Letter, or a facsimile thereof, to the Exchange Agent, in person or to the address set forth above; and (2) tender his or her EBC Notes or, if a tender of EBC Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility"), confirm such book-entry transfer (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the Instructions to this Letter. Holders of EBC Notes whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter to be delivered to the Exchange Agent on or prior to the Expiration Date, must tender their EBC Notes according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer-How to Tender" in the Prospectus. (See Instruction 1).

         Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of EBC Notes validly tendered and not withdrawn and the issuance of the EDBS Notes will be made on the Exchange Date. For the purposes of the Exchange Offer, EDBS shall be deemed to have accepted for exchange validly tendered EBC Notes when, as and if EDBS has given written notice thereof to the Exchange Agent.

         The Instructions included with this Letter must be followed in their entirety. Questions and requests for assistance or for additional copies of the Prospectus or this Letter may be directed to the Exchange Agent, at the address listed above, or David K. Moskowitz, Senior Vice President, General Counsel and Secretary, EchoStar DBS Corporation, 5701 South Santa Fe Drive, Littleton, Colorado 80120, at (303) 723-1000.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE INSTRUCTIONS TO THIS
                 LETTER, CAREFULLY BEFORE CHECKING ANY BOX BELOW

         Capitalized terms used in this Letter and not defined herein shall have the respective meanings ascribed to them in the Prospectus.

         List in Box 1 below the EBC Notes of which you are the holder. If the space provided in Box 1 is inadequate, list the certificate numbers and principal amount of EBC Notes on a separate signed schedule and affix that schedule to this Letter.

--------------------------------------------------------------------------------
                                      BOX 1

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
--------------------------------------------------------------------------------

Name(s) and Address(es) of                                        Principal Amount of
Registered Holder(s)         Certificate   Principal Amount of         EBC Notes
(Please fill in if blank)    Number(s)(1)       EBC Notes             Tendered(2)
-------------------------    ------------  -------------------    -------------------


Totals:

(1)      Need not be completed if EBC Notes are being tendered by book-entry.

(2) Unless otherwise indicated, the entire principal amount of EBC Notes represented by a certificate or Book- Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered.

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned tenders to EDBS the principal amount of EBC Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the EBC Notes tendered with this Letter, the undersigned exchanges, assigns and transfers to, or upon the order of, EDBS all right, title and interest in and to the EBC Notes tendered.

         The undersigned constitutes and appoints the Exchange Agent as his or her agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of EDBS) with respect to the tendered EBC Notes, with full power of substitution, to: (a) deliver certificates for such EBC Notes; (b) deliver EBC Notes and all accompanying evidence of transfer and authenticity to or upon the order of EDBS upon receipt by the Exchange Agent, as the undersigned's agent, of the EDBS Notes to which the undersigned is entitled upon the acceptance by EDBS of the EBC Notes tendered under the Exchange Offer; and
(c) receive all benefits and otherwise exercise all rights of beneficial ownership of the EBC Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

         The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the EBC Notes tendered hereby and that EDBS will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by EDBS to be necessary or desirable to complete the assignment and transfer of the EBC Notes tendered.

         The undersigned agrees that acceptance of any tendered EBC Notes by EDBS and the issuance of EDBS Notes in exchange therefor shall constitute performance in full by EDBS, EBC and their obligations with respect to the "EDBS Exchange Offer" as defined in the indenture for the EBC Notes, and that, upon the issuance of the EDBS Notes, EDBS and EBC will have no further obligations or liabilities thereunder with respect to the EDBS Exchange Offer.

         EDBS may accept the undersigned's tender by delivering written notice of acceptance to the Exchange Agent, at which time the undersigned's right to withdraw such tender will terminate.

         All authority conferred or agreed to be conferred by this Letter shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. Tenders may be withdrawn only in connection with the procedures set forth in the Instructions contained this Letter.

         Unless otherwise indicated under "Special Delivery Instructions" below, the Exchange Agent will deliver EDBS Notes (and, if applicable, a certificate for any EBC Notes not tendered but represented by a certificate also encompassing EBC Notes which are tendered) to the undersigned at the address set forth in Box 1.

         The Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the terms of the Prospectus and this Letter, the Prospectus shall prevail.

[ ] CHECK HERE IF TENDERED EBC NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution:
                                       -----------------------------------------

         Account Number:
                        --------------------------------------------------------

         Transaction Code Number:
                                 -----------------------------------------------

================================================================================

[ ] CHECK HERE IF TENDERED EBC NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

         Name(s) of Registered Owner(s):
                                        ----------------------------------------

         Date of Execution of Notice of Guaranteed Delivery:
                                                            --------------------

         Window Ticket Number (if available):
                                             -----------------------------------

         Name of Institution which Guaranteed Delivery:
                                                       -------------------------

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

--------------------------------------------------------------------------------

                                      BOX 2

                                PLEASE SIGN HERE
          WHETHER OR NOT EBC NOTES ARE BEING PHYSICALLY TENDERED HEREBY

This box must be signed by registered holder(s) of EBC Notes as their name(s) appear(s) on certificate(s) for EBC Notes, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. (See Instruction 3)

X
 -------------------------------------------------------------------------------

X
 -------------------------------------------------------------------------------
               (Signature(s) of Owner(s) or Authorized Signatory)

Date:                                  , 2002
     -----------------------------------

Name(s)
       -------------------------------------------------------------------------
                                 (Please Print)

Capacity:
         -----------------------------

Address:
        ------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone No.:
                            ------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN
                  SIGNATURE GUARANTEE (SEE INSTRUCTION 3 BELOW)
        certain signatures must be guaranteed by an eligible institution


--------------------------------------------------------------------------------
             (Name of Eligible Institution Guaranteeing Signatures)


--------------------------------------------------------------------------------
               (Address (Including Zip Code) and Telephone Number
                         (Including Area Code) of Firm)


--------------------------------------------------------------------------------
                             (Authorized Signature)


--------------------------------------------------------------------------------
                                     (Title)


--------------------------------------------------------------------------------
                                  (Print Name)


Date:                               , 2002
     -------------------------------

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                BOX 3

                                         SUBSTITUTE FORM W-9
---------------------------------------------------------------------------------------------------

          SUBSTITUTE             Part I:  PLEASE PROVIDE           Social Security Number
           FORM W-9              YOUR TIN IN THE BOX
  Department of the Treasury     AT RIGHT AND CERTIFY      OR
   Internal Revenue Service      BY SIGNING AND               ---------------------------------
                                 DATING BELOW                 Employer Identification Number
Payer's Request for Taxpayer
Identification Number (TIN)      ------------------------------------------------------------------

                                 Part II: Check the box if you are NOT subject to back-up
                                 withholding under the provisions of Section 2406(a)(1)(c) of the Internal Revenue Code because (1) you have not been
                                 notified by the Service that you are subject to back-up
                                 withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to back-up withholding.

                                 ------------------------------------------------------------------

                                 Park III:  Awaiting TIN

---------------------------------------------------------------------------------------------------

         CERTIFICATION UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.

Signature                                      Date
          -----------------------------------      ---------------------------

Name:
     ---------------------------------------
                (Please Print)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BOX 4

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 3 and 4)

To be completed ONLY if certificates for EBC Notes in a principal amount not exchanged, or EDBS Notes, are to be issued in the name of someone other than the person whose signature appear in Box 2, or if EBC Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer facility other than the account indicated above.

Issue and deliver:

(Check appropriate boxes)

[ ]        EBC Notes not tendered

[ ]        EDBS Notes, to:

(Please Print)

Name:
     ---------------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

Please complete the Substitute Form W-9 at Box 3.

Tax I.D. or Social Security Number:
                                   ---------------------------------------------

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. DELIVERY OF THIS LETTER AND CERTIFICATES. Certificates for EBC Notes or a Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed copy of this Letter and any other documents required by this Letter, must be received by the Exchange Agent at one of its addresses set forth herein on or before the Expiration Date. The method of delivery of this Letter, certificates for EBC Notes or a Book-Entry Confirmation, as the case may be, and any other required documents is at the election and risk of the tendering holder, but except as otherwise provided below, the delivery will be deemed made when actually received by the Exchange Agent. If delivery is by mail, the use of registered mail with return receipt requested, properly insured, is suggested.

                  If tendered EBC Notes are registered in the name of the signer of the Letter of Transmittal and the EDBS Notes to be issued in exchange therefor are to be issued (and any untendered EBC Notes are to be reissued) in the name of the registered holder, the signature of such signer need not be guaranteed. In any other case, the tendered EBC Notes must be endorsed or accompanied by written instruments or transfer in form satisfactory to EDBS and duly executed by the registered holder and the signature on the endorsement or instrument of transfer must be guaranteed by a bank, broker, dealer, credit union, savings association, clearing agency or other institution (each an "Eligible Institution") that is a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Exchange Act. If the EDBS Notes and/or EBC Notes not exchanged are to be delivered to an address other than that of the registered holder appearing on the note register for the EBC Notes, the signature on the Letter of Transmittal must be guaranteed by an Eligible Institution.

                  Any beneficial owner whose EBC Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender EBC Notes should contact such holder promptly and instruct such holder to tender EBC Notes on such beneficial owner's behalf. If such beneficial owner wishes to tender such EBC Notes himself, such beneficial owner must, prior to completing and executing the Letter of Transmittal and delivering such EBC Notes, either make appropriate arrangements to register ownership of the EBC Notes in such beneficial owner's name or follow the procedures described in the immediately preceding paragraph. The transfer of record ownership may take considerable time.

                  Holders whose EBC Notes are not immediately available or who cannot deliver their EBC Notes or a Book-Entry Confirmation, as the case may be, and all other required documents to be Exchange Agent on or before the Expiration Date may tender their EBC Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (i) tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, mail or hand delivery) (x) setting forth the name and address of the holder, the description of the EBC Notes and the principal amount of EBC Notes tendered, (y) stating that the tender is being made thereby and (z) guaranteeing that, within five New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, this Letter together with the certificates representing the EBC Notes or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificates for all tendered EBC Notes or a Book-Entry Confirmation, as the case may be, as well as all other documents required by this Letter, must be received by the Exchange Agent within five New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the Prospectus under the caption "The Exchange Offer-How to Tender."

                  The method of delivery of EBC Notes and all other documents is at the election and risk of the holder. If sent by mail, it is recommended that registered mail, return receipt requested, be used, proper insurance be obtained, and the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent on or before the Expiration Date.

                  Unless an exemption applies under the applicable law and regulations concerning "backup withholding" of federal income tax, the Exchange Agent will be required to withhold, and will withhold, 31% of the gross proceeds otherwise payable to a holder pursuant to the Exchange Offer if the holder does not provide his or her taxpayer identification number (social security number or employer identification number) and certify that such number is correct. Each tendering holder should complete and sign the main signature form and the Substitute Form W-9 included as part of the Letter of Transmittal, so as to provide for information and certification necessary to avoid backup withholding, unless an applicable exemption exists and is proved in a manner satisfactory to EDBS and the Exchange Agent.

                  If a holder desires to accept the Exchange Offer and time will not permit a Letter of Transmittal or EBC Notes to reach the Exchange Agent before the Expiration Date, a tender may be effected if the Exchange Agent has received at its office listed on the front cover hereof on or prior to the Expiration Date a letter, telegram or facsimile transmission from an Eligible Institution setting forth the name and address of the tendering holder, the principal amount of the EBC Notes being tendered, the names in which the EBC Notes are registered and, if possible, the certificate numbers of the EBC Notes to be tendered, and stating that the tender is being made thereby and guaranteeing that within five New York Stock Exchange trading days after the date of execution of such letter, telegram or facsimile transmission by the Eligible Institution, the EBC Notes, in proper form for transfer, will be delivered by such Eligible Institution together with a properly completed and duly executed Letter of Transmittal (and any other required documents). Unless EBC Notes being tendered by the above-described method (or a timely Book-Entry Confirmation) are deposited with the Exchange Agent within the time period set forth above (accompanied or preceded by a properly completed Letter of Transmittal and any other required documents), EDBS may, at its option, reject the tender. Copies of a Notice of Guaranteed Delivery which may be used by Eligible Institutions for the purposes described in this paragraph are available from the Exchange Agent.

                  A tender will be deemed to have been received as of the date when the tendering holder's properly completed and duly signed Letter of Transmittal accompanied by the EBC Notes (or a timely Book-Entry Confirmation) is received by the Exchange Agent. Issuances of EDBS Notes in exchange for EBC Notes tendered pursuant to a Notice of Guaranteed Delivery or letter, telegram or facsimile transmission to similar effect (as provided above) by an Eligible Institution will be made only against deposit of the Letter of Transmittal (and any other required documents) and the tendered EBC Notes (or a timely Book-Entry Confirmation).

                  All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered EBC Notes will be determined by EDBS, whose determination will be final and binding. EDBS reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which, in the opinion of EDBS's counsel, would be unlawful. EDBS also reserves the right to waive any irregularities or conditions of tender as to particular EBC Notes. All tendering holders, by execution of this Letter, waive any right to receive notice of acceptance of their EBC Notes. EDBS's interpretation of the terms and conditions of the Exchange Offer (including the Letter of Transmittal and the instructions thereto) will be final and binding.

                  Neither EDBS, the Exchange Agent nor any other person shall be obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

         2. PARTIAL TENDERS; WITHDRAWALS. If less than the entire principal amount of any EBC Note evidenced by a submitted certificate or by a Book-Entry Confirmation is tendered, the tendering holder must fill in the principal amount tendered in the fourth column of Box 1 above. All of the EBC Notes represented by a certificate or by a Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. A certificate for EBC Notes not tendered will be sent to the holder, unless otherwise provided in Box 5, as soon as practicable after the Expiration Date, in the event that less than the entire principal amount of EBC Notes represented by a submitted certificate is tendered (or, in the case of EBC Notes tendered by book-entry transfer, such non-exchanged EBC Notes will be credited to an account maintained by the holder with the Book-Entry Transfer Facility).

                  If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn by 5:00 p.m. on November 1, 2002. To be effective with respect to the tender of EBC Notes, a notice of withdrawal must: (i) be received by the Exchange Agent before EDBS notifies the Exchange Agent that it has accepted the tender of EBC Notes pursuant to the Exchange Offer; (ii) specify the name of the person who tendered the EBC Notes; (iii) contain a description of the EBC Notes to be withdrawn, the certificate numbers shown on the particular certificates evidencing such EBC Notes and the principal amount of EBC Notes represented by such certificates; and (iv) be signed by the holder in the same manner as the original signature on this Letter (including any required signature guarantee).

                  For a withdrawal to be effective, a written or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at its address set forth in the back cover of the Prospectus by 5:00 p.m. on November 1, 2002. Any such notice of withdrawal must specify the person named in the Letter of Transmittal as having tendered EBC Notes to be withdrawn, the certificate numbers of EBC Notes to be withdrawn, the principal amount of EBC Notes to be withdrawn, a statement that such holder is withdrawing his election to have such EBC Notes exchanged, and the name of the registered holder of such EBC Notes, and must be signed by the holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to EDBS that the person withdrawing the tender has succeeded to the beneficial ownership of the EBC Notes being withdrawn. The Exchange Agent will return the properly withdrawn EBC Notes promptly following receipt of notice of withdrawal. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by EDBS, and such determination will be final and binding on all parties.

         3. SIGNATURES ON THIS LETTER; ASSIGNMENTS; GUARANTEE OF SIGNATURES. If this Letter is signed by the holder(s) of EBC Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) for such EBC Notes, without alteration, enlargement or any change whatsoever.

                  If any of the EBC Notes tendered hereby are owned by two or more joint owners, all owners must sign this Letter. If any tendered EBC Notes are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are names in which certificates are held.

                  If this Letter is signed by the holder of record and (i) the entire principal amount of the holder's EBC Notes are tendered; and /or (ii) untendered EBC Notes, if any, are to be issued to the holder of record, then the holder of record need not endorse any certificates for tendered EBC Notes, nor provide a separate bond power. In any other case, the holder of record must transmit a separate bond power with this Letter.

                  If this Letter or any certificate or assignment is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to EDBS of their authority to so act must be submitted, unless waived by EDBS.

                  Signatures on this Letter must be guaranteed by an Eligible Institution, unless EBC Notes are tendered: (i) by a holder who has not completed the Box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter; or (ii) for the account of an Eligible Institution. If the signatures in this Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an eligible guarantor institution which is a member of The Securities Transfer Agents Medallion Program ("STAMP"), The New York Stock Exchange Medallion Signature Program ("MSP") or The Stock Exchanges Medallion Program ("SEMP"). If EBC Notes are registered in the name of a person other than the signer of this Letter, the EBC Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by EDBS, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

         4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in Box 4 or 5, as applicable, the name and address to which the EDBS Notes or certificates for EBC Notes not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering EBC Notes by book-entry transfer may request that EBC Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate.

         5. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder whose tendered EBC Notes are accepted for exchange must provide the Exchange Agent (as payor) with his or her correct taxpayer identification number ("TIN"), which, in the case of the holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to the holder of the EDBS Notes pursuant to the Exchange Offer may be subject to back-up withholding. (If withholding results in overpayment of taxes, a refund may be obtained). Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these back-up withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

                  Under federal income tax laws, payments that may be made by EDBS on account of EDBS Notes issued pursuant to the Exchange Offer may be subject to back-up withholding at a rate of 31%. In order to prevent back-up withholding, each tendering holder must provide his or her correct TIN by completing the "Substitute Form W-9" referred to above, certifying that the TIN provided is correct (or that the holder is awaiting a TIN) and that: (i) the holder has not been notified by the Internal Revenue Service that he or she is subject to back-up withholding as a result of failure to report all interest or dividends; (ii) the Internal Revenue Service has notified the holder that he or she is no longer subject to back-up withholding; or (iii) in accordance with the Guidelines, such holder is exempt from back-up withholding. If the EBC Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for information on which TIN to report.

         6. TRANSFER TAXES. EDBS will pay all transfer taxes, if any, applicable to the transfer of EBC Notes to it or its order pursuant to the Exchange Offer. If, however, the EDBS Notes or certificates for EBC Notes not exchanged are to be delivered to, or are to be issued in the name of, any person other than the record holder, or if tendered certificates are recorded in the name of any person other than the person signing this Letter, or if a transfer tax is imposed by any reason other than the transfer of EBC Notes to EDBS or its order pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the record holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of taxes or exemption from taxes is not submitted with this Letter, the amount of transfer taxes will be billed directly to the tendering holder.

                  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter.

         7. WAIVER OF CONDITIONS. EDBS reserves the absolute right to amend or waive any of the specified conditions in the Exchange Offer in the case of any EBC Notes tendered.

         8. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Any holder whose certificates for EBC Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above, for further instructions.

         9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus or this Letter, may be directed to the Exchange Agent.

  IMPORTANT: THIS LETTER (TOGETHER WITH CERTIFICATES REPRESENTING TENDERED EBC NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE
   RECEIVED BY THE EXCHANGE AGENT ON OR BEFORE THE EXPIRATION DATE (AS DEFINED
                               IN THE PROSPECTUS).


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